Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name				Formation
1.	Colonial Realty Limited Partnership (CRLP)			Delaware
	A.	Colonial Properties Services Limited Partnership		Delaware
	B.	Colonial Properties Services, Inc. (CPSI)		Alabama
		1.	Heathrow 4, LLC	Delaware
		2.	Heathrow Oakmonte, LLC	Delaware
		3.	The Colonnade/CLP Management LLC	Delaware
		4.	Colonial CPSI Colonnade LLC	Delaware
		5.	Colonial Construction Services L.L.C.	Delaware
		6.	CPSI Mizner, LLC	Delaware
		7.	Montecito Mizner, LLC	Delaware
		8.	CPSI James Island, LLC	Delaware
		9.	Montecito James Island, LLC	Delaware
		10.	CPSI Huntsville TIC Investor I LLC	Delaware
		11.	CPSI Huntsville TIC Investor II LLC	Delaware
		12.	CPSI Huntsville TIC Investor III LLC	Delaware
		13.	Walkers Chapel Road, LLC	Alabama
		14.	Highway 31 Alabaster, LLC	Alabama
		15.	Highway 31 Alabaster Two, LLC	Alabama
		16.	First Ward MB, LLC	Georgia
		17.	First Ward Residential, LLC	North Carolina
		18.	Forty Seven Canal Place, LLC	Alabama
		19.	ACG-CPSI Canyon Creek LP	Delaware
		20.	Lanesboro at Heathrow LLC	Florida
		21.	Sam Ridley, LLC	Delaware
		22.	Midtown Redevelopment Partners, LLC	North Carolina
		23.	Monterey at Lakewood Ranch, LLC	Delaware
		24.	CPSI-Winter Haven, LLC	Delaware
		25.	Regents Park, LLC	Georgia
		26.	Regents Park Phase II, LLC	Georgia
		27.	1755 Central Park Road Condominiums, LLC	Delaware
		28.	The Azur at Metrowest, LLC	Delaware
		29.	Capri at Hunter’s Creek Condominuims, LLC	Delaware
		30.	CPSI-UCO LLC	Alabama
		31.	CPSI-UCO Spanish Oaks, LLC	Alabama
		32.	CPSI-UCO Grander, LLC	Alabama
		33.	CPSI-UCO Cypress Village I, LLC	Alabama
		34.	CPSI_UCO Cypress Village II, LLC	Alabama
		35.	CPSI-UCO Cypress Village III, LLC	Alabama
	C.	Parkway Place Limited Partnership		Alabama
	D.	Colonial Commercial Contracting LLC		Delaware
	E.	CRLP/CMS, L.L.C.		Delaware
		1.	Mountian Brook, LLC	Alabama
		2.	CMS/Colonial Multifamily Hickory Point JV LLC	Delaware
	F.	CRLP/CMS II, L.L.C.		Delaware
		1.	Rocky Ridge, LLC	Alabama
	G.	Heathrow E, LLC		Delaware

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name				Formation
	H.	Heathrow F, LLC		Delaware
	I.	Heathrow 3, LLC		Delaware
	J.	Heathrow G, LLC		Delaware
	K.	Heathrow 6, LLC		Delaware
	L.	Heathrow I, LLC		Delaware
	M.	Highway 150, LLC		Alabama
	N.	600 Building Partners		Alabama
	O.	Colonial/Polar BEK Management Company		Alabama
	P.	G & I III Madison, LLC		Delaware
	Q.	G & I III Meadows, LLC		Delaware
	R.	G & I III Colony Woods, LLC		Delaware
	S.	G & I IV Cunningham LP		Delaware
	T.	Parkside Drive LLC		Tennessee
	U.	CRLP VOP, LLC		Delaware
		1.	VOP Beltline Limited Partnership	Delaware
	V.	CP D’Iberville JV LLC		Alabama
		1.	Colonial/DPL JV LLC	Alabama
	W.	CMS Palma Sola Associates Limited Partnership		Florida
	X.	CMS Brentwood, LLC		Delaware
	Y.	TA-Colonial Traditions LLC		Delaware
	Z.	The Colonnade/CLP LLC		Delaware
	AA.	CRLP Durham, LP		Delaware
	BB.	CRLP Roswell, LP		Delaware
	CC.	G & I V Riverchase LLC		Delaware
	DD.	Walkers Chapel Road Two, LLC		Alabama
	EE.	ACG-CRLP Crescent Matthews LLC		Delaware
	FF.	Belterra Investors LLC		Delaware
	GG.	Park Crossing Associates LLC		Delaware
	HH.	Colonial 100/200 Owner, LLC		Delaware
		1.	A-Colonial 100/200 Owner, LLC	Delaware
	II.	Colonial 300/500 Owner, LLC		Delaware
		1.	A-Colonial 300/500 Owner, LLC	Delaware
	JJ.	Colonial Retail Owner, LLC		Delaware
		1.	A-Colonial Retail Owner, LLC	Delaware
	KK.	Colonial Retail Development, LLC		Delaware
		1.	A-Colonial Retail Development Owner, LLC	Delaware
	LL.	Colonial North Development, LLC		Delaware
		1.	A-Colonial North Development Owner, LLC	Delaware
	MM.	Colonial East Development, LLC		Delaware
		1.	A-Colonial East Development Owner, LLC	Delaware
	NN.	CPSI St. Andrews, LLC		Delaware
		1.	Montecito St. Andrews, LLC	Delaware
	OO.	Auberry Investors LLC		Delaware
	PP.	McDowell-CRLP McKinney JV, LLC		Delaware
	QQ.	Fairmont Investors LLC		Delaware
	RR.	G & I IV Harrison Grande LP		Delaware

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name				Formation
	SS.	Parkside Drive Farragut, LLC		Tennessee
	TT.	Highway 11/31 LLC		Delaware
	UU.	Langley-Colonial LLC		Alabama
	VV.	CRLP Huntsville TIC Investor I LLC		Delaware
	WW.	CRLP Huntsville TIC Investor II LLC		Delaware
	XX.	CRLP Huntsville TIC Investor III LLC		Delaware
	YY.	CRLP Crescent Lane LLC		Delaware
	ZZ.	BR Cummings Research Place Development, LLC		Delaware
	AAA.	CMS/Colonial Multifamily Canyon Creek JV, LP		Delaware
	BBB.	CLNL Acquisition Sub LLC		Delaware
		1.	Apple REIT II Limited Partnership	Virginia
		2.	Apple REIT III Limited Partnership	Virginia
		3.	Apple REIT IV Limited Partnership	Virginia
		4.	Apple REIT Limited Partnership	Virginia
		5.	Apple REIT V Limited Partnership	Virginia
		6.	Apple REIT VI Limited Partnership	Virginia
		7.	Apple REIT VII Limited Partnership	Virginia
		8.	Apple-CRIT Limited LLC	Delaware
		9.	Apple-CRIT General LLC	Delaware
		10.	Autumn Park Apartments, LLC	North Carolina
		11.	CAC II Limited Partnership	Virginia
		12.	CAC II Special General LLC	Delaware
		13.	CAC II Special Limited LLC	Delaware
		14.	CAC III Limited Partnership	Virginia
		15.	CAC III Special General LLC	Delaware
		16.	CAC III Special Limited LLC	Delaware
		17.	CAC IV Limited Partnership	Virginia
		18.	CAC IV Special General LLC	Delaware
		19.	CAC IV Special Limited LLC	Delaware
		20.	CAC Limited Partnership	Virginia
		21.	CAC Special General LLC	Delaware
		22.	CAC Special Limited LLC	Delaware
		23.	CAC V Limited Partnership	Virginia
		24.	CAC V Special General LLC	Delaware
		25.	CAC V Special Limited LLC	Delaware
		26.	CAC VI Limited Partnership	Virginia
		27.	CAC VI Special General LLC	Virginia
		28.	CAC VI Special Limited LLC	Delaware
		29.	CAC VII Limited Partnership	Virginia
		30.	CAC VII Special General LLC	Delaware
		31.	CAC VII Special Limited LLC	Delaware
		32.	Cornerstone Acquisition Company LLC	Delaware
		33.	Cornerstone Merger Sub, LLC	Delaware
		34.	Cornerstone NC Operating Limited Partnership	Virginia
		35.	CRIT-Dunwoody LLC	Delaware
		36.	CRIT-NC Three LLC	Delaware

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name			Formation
	37.	CRIT-NC Two LLC	Delaware
	38.	CRIT-SC LP LLC	Delaware
	39.	CRIT General LLC	Delaware
	40.	CRIT Special II LLC	Delaware
	41.	CRIT Special III LLC	Delaware
	42.	CRIT Special IV LLC	Delaware
	43.	CRIT Special LLC	Delaware
	44.	CRIT-Cape Landing LLC	Delaware
	45.	CRIT-Cornerstone Limited Partnership	Virginia
	46.	CRIT-Enclave at Poplar Place, LLC	Virginia
	47.	CRIT-Glen Eagles, LLC	Virginia
	48.	CRIT-Landings, LLC	Virginia
	49.	CRIT-Legacy LLC	Delaware
	50.	CRIT-Meadows, LLC	Virginia
	51.	CRIT-Mill Creek, LLC	Virginia
	52.	CRIT-NC Four LLC	Delaware
	53.	CRIT-NC V, LLC	Delaware
	54.	CRIT-Poplar Place, LLC	Virginia
	55.	CRIT-SC GP LLC	Delaware
	56.	CRIT-SPE I LLC	Delaware
	57.	CRIT-VA II LLC	Delaware
	58.	CRIT-VA III LLC	Delaware
	59.	CRIT-VA IV LLC	Delaware
	60.	CRIT-VA LLC	Delaware
	61.	CRIT-VA V LLC	Delaware
	62.	CRIT-VA VI LLC	Delaware
	63.	Deposit Waiver LLC	Delaware
	64.	Greentree LLC	Georgia
	65.	Legacy Park Apartments, LLC	North Carolina
	66.	Marsh Cove Apartments LLC	Georgia
	67.	Merritt at Godley Station, LLC	Georgia
	68.	Merry Land Property Management, LLC	Delaware
	69.	ML Apartments I LLC	Delaware
	70.	ML Apartments II LLC	Delaware
	71.	ML Apartments III LLC	Delaware
	72.	ML Apartments IV LLC	Delaware
	73.	ML Hammocks at Long Point, L.L.C.	Georgia
	74.	ML Huntington, L.L.C.	Georgia
	75.	ML James Island Apartments, L.P.	Georgia
	76.	ML Whitemarsh LLC	Georgia
	77.	ML Windsor Place, L.L.C.	Georgia
	78.	Quarterdeck Apartments LLC	Georgia
	79.	St. Andrews Place Apartments, LLC	North Carolina
	80.	St. Andrews Place II, LLC	North Carolina
	81.	Timber Crest Apartments, LLC	North Carolina
	82.	Trinity Commons Apartments, LLC	North Carolina

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name				Formation
		83.	Trinity Commons II, LLC	North Carolina
		84.	Waters Edge Apartments LLC	Georgia
		85.	CRIT Holdings, L.P.	Virginia
		86.	CRIT-NC, LLC	Virginia
		87.	APA II, LLC	North Carolina
		88.	Master SC Apartments L.P.	Delaware
		89.	SAP IV Arbors NF GP L.L.C.	Delaware
		90.	SAP IV SR NF GP L.C.C.	Delaware
		91.	Arbors at Windsor Lakes Apartments NF L.P.	Delaware
		92.	SR Apartments NF L.P.	Delaware
		93.	Merritt at Godley Station II, LLC	Georgia
		94.	Colonial Special LLC	Delaware
		95.	Colonial II Special LLC	Delaware
		96.	Colonial IV Special LLC	Delaware
		97.	Colonial V Special LLC	Delaware
		98.	Colonial VII Special LLC	Delaware
		99.	Colonial Apple-CRIT LLC	Delaware
	CCC.	Colonial Retail JV LLC		Delaware
		1.	Marelda Retail Development LLC	Delaware
		2.	Marelda Bel Air Mall LLC	Delaware
		3.	Marelda Greenville Mall LLC	Delaware
		4.	Marelda Glynn Place Mall LLC	Delaware
		5.	Marelda Valdosta Mall LLC	Delaware
		6.	Marelda University Village Mall LLC	Delaware
		7.	Marelda Myrtle Beach Mall LLC	Delaware
		8.	Marelda TRS LLC	Delaware
	DDD.	Colonial Office JV LLC		Delaware
		1.	CRTP OP LLC	Delaware
		2.	DRA CRT LP Germantown Center LLC	Delaware
		3.	DRA CRT GP Germantown Center LLC	Delaware
		4.	DRA CRT Germantown Center L.P.	Delaware
		5.	CR Decoverly LLC	Maryland
		6.	CR Decoverly 15200 LLLP	Maryland
		7.	DRA CRT Decoverly 15200 LLC	Delaware
		8.	DRA CRT LP Greensboro Land LLC	Delaware
		9.	DRA CRT GP Greensboro Land LLC	Delaware
		10.	DRA CRT Greensboro Land LLC	Delaware
		11.	CRT BFC GP LLC	Florida
		12.	CRT BFC Ltd.	Delaware
		13.	CRT CTA GP LLC	Delaware
		14.	CTA Partners LP	Delaware
		15.	CRT Decoverly LLC	Maryland
		16.	CR Decoverly 9501 LLLP	Maryland
		17.	CRT Post Oak Inc.	Delaware
		18.	CRT Post Oak LP	Delaware
		19.	Mez DRA CRT LP Post Oak LLC	Delaware

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name			Formation
	20.	DRA CRT GP Post Oak LLC	Delaware
	21.	CRT BMWCX Ltd.	Florida
	22.	CRT BM GP LLC	Delaware
	23.	CRT Baymeadows Ltd.	Florida
	24.	CRT WC GP LLC	Delaware
	25.	CRT Westchase LP	Delaware
	26.	CRT Las Olas GP LLC	Delaware
	27.	CRT Las Olas LP	Delaware
	28.	CRT ELO GP LLC	Delaware
	29.	ELO Associates II Ltd.	Florida
	30.	CRT McGinnis Park LLC	Florida
	31.	McGinnis Park Ltd.	Florida
	32.	CRT/McGinnis Office LLC	Florida
	33.	CRT/McGinnis Office Ltd.	Florida
	34.	CRT/McGinnis Undeveloped LLC	Florida
	35.	CRT/McGinnis Developed LLC	Florida
	36.	Mez DRA CRT LLC	Delaware
	37.	DRA CRT Lake Mary Center LLC	Delaware
	38.	DRA CRT Perimeter Center LLC	Delaware
	39.	DRA CRT Chamblee Center LLC	Delaware
	40.	DRA CRT GP Charlotte University Center LLC	Delaware
	41.	DRA CRT LP Charlotte University Center LLC	Delaware
	42.	DRA CRT Charlotte University Center LP	Delaware
	43.	CRT MK Oak Park LP	Delaware
	44.	CRT Signature Place GP LLC	Delaware
	45.	CRT Signature Place LP	Delaware
	46.	CRT Ravinia MZ LLC	Delaware
	47.	CRT Ravinia LLC	Delaware
	48.	DRA CRT Baymeadows Center LLC	Delaware
	49.	DRA CRT Alabama Land LLC	Delaware
	50.	DRA CRT JTB Center LLC	Delaware
	51.	DRA CRT Orlando University Center LLC	Delaware
	52.	DRA CRT Greenville Park Land LLC	Delaware
	53.	DRA ACP LLC	Delaware
	54.	DRA CRT Orlando Central Center LLC	Delaware
	55.	DRA CRT Orlando Central Land LLC	Delaware
	56.	DRA CRT TRS Corp.	Delaware
	57.	CRT Decoverly 9509 LLC	Maryland
	58.	DRA CRT Post Oak LP	Delaware
	59.	CRT Realty Services Inc.	Florida
	60.	ACP Fitness Center LLC	Georgia
	61.	TRC Holdings LLC	Georgia
	62.	DRA CRT St. Petersburg Center LLC	Delaware
	63.	DRA CRT Landstar LLC	Delaware
	64.	DRA CRT St. Petersburg Land LLC	Delaware
	65.	DRA CRT Kogerama Land LLC	Delaware

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name				Formation
		66.	CRT WPB Cityplace LLC	Florida
		67.	CRT WPB Cityplace Ltd.	Florida
	EEE.	Colonial Office Holdings LLC		Delaware
		1.	DRA/CLP Office LLC	Delaware
		2.	DRA/CLP 600 Townpark Office Orlando LLC	Delaware
		3.	DRA/CLP 901 Maitland Orlando LLC	Delaware
		4.	DRA/CLP Bayside Tampa LLC	Delaware
		5.	DRA/CLP Blue Lake Birmingham LLC	Delaware
		6.	DRA/CLP Colonnade Office Birmingham LLC	Delaware
		7.	DRA/CLP Colonnade Retail Birmingham LLC	Delaware
		8.	DRA/CLP Concourse Center Tampa LLC	Delaware
		9.	DRA/CLP CP Tampa LLC	Delaware
		10.	DRA/CLP Downtown Plaza Birmingham LLC	Delaware
		11.	DRA/CLP DRS Building Huntsville LLC	Delaware
		12.	DRA/CLP Esplanade Charlotte GP LLC	Delaware
		13.	DRA/CLP Esplanade LP	Delaware
		14.	DRA/CLP Heathrow Orlando LLC	Delaware
		15.	DRA/CLP Heathrow Orlando 1000 LLC	Delaware
		16.	DRA/CLP Independence Plaza Birmingham LLC	Delaware
		17.	DRA/CLP International Park Birmingham LLC	Delaware
		18.	DRA/CLP Lakeside Huntsville LLC	Delaware
		19.	DRA/CLP NG BTS Huntsville LLC	Delaware
		20.	DRA/CLP The Peachtree Atlanta LLC	Delaware
		21.	DRA/CLP Peachtree Parking LLC	Delaware
		22.	DRA/CLP Perimeter Corporate Park Huntsville LLC	Delaware
		23.	DRA/CLP Progress Center Huntsville LLC	Delaware
		24.	DRA/CLP Regions Center Huntsville LLC	Delaware
		25.	DRA/CLP Research Office Center Huntsville LLC	Delaware
		26.	DRA/CLP Research Park Huntsville LLC	Delaware
		27.	DRA/CLP Research Park Plaza Austin GP LLC	Delaware
		28.	DRA/CLP Research Park Plaza Austin LP	Delaware
		29.	DRA/CLP Research Place Huntsville LLC	Delaware
		30.	DRA/CLP Riverchase Center Birmingham LLC	Delaware
		31.	DRA/CLP Townpark Office Orlando LLC	Delaware
		32.	DRA/CLP Townpark Retail Orlando LLC	Delaware
	FFF.	Colonial Retail Holdings LLC		Delaware
		1.	OZ/CLP Retail LLC	Delaware
		2.	OZ/CLP Alabaster LLC	Delaware
		3.	OZ/CLP Beechwood LLC	Delaware
		4.	OZ/CLP Burnt Store LLC	Delaware
		5.	OZ/CLP Clay LLC	Delaware
		6.	OZ/CLP Hunter’s Creek LLC	Delaware
		7.	OZ/CLP Kingwood Commons LP	Delaware
		8.	OZ/CLP Lakewood LLC	Delaware
		9.	OZ/CLP Northdale LLC	Delaware
		10.	OZ/CLP Portofino LP	Delaware

Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name			Formation
	11.	OZ/CLP Trussville I LLC	Delaware
	12.	OZ/CLP Trussville II LLC	Delaware